EXHIBIT 10.1





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                         CARMAX AUTO SUPERSTORES, INC.,
                                   as Seller,

                                       and

                          CARMAX AUTO RECEIVABLES LLC,
                                  as Purchaser


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                               PURCHASE AGREEMENT
                        Dated as of September [__], 1999


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          PURCHASE AGREEMENT, dated as of September [__], 1999 (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement"), by and between CARMAX AUTO SUPERSTORES, INC., a Virginia corporation (the "Seller"), and CARMAX AUTO RECEIVABLES LLC, a Virginia limited liability company (the "Purchaser").

          WHEREAS, in the regular course of its business, the Seller originates motor vehicle retail installment sale contracts;

          WHEREAS, the Seller wishes to sell to the Purchaser, and the Purchaser wishes to purchase from the Seller, certain of such contracts and certain related property;

          WHEREAS, the Purchaser intends to transfer such contracts and such related property to the CarMax Auto Owner Trust 1999-1, a Delaware business trust (the "Trust"), pursuant to a Sale and Servicing Agreement dated as of September [__], 1999 among the Owner Trustee, the Seller, as servicer, and the Purchaser (as amended, supplemented or otherwise modified and in effect from time to time, the "Sale and Servicing Agreement"); and

          WHEREAS, the Seller agrees that all covenants and agreements made by the Seller herein with respect to such contracts and such related property shall also be for the benefit of the Trust;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

          SECTION 1.1. Definitions. All capitalized terms used but not defined in this Agreement shall have the respective meanings set forth in the Sale and Servicing Agreement or, if not defined therein, in the Indenture. Except as otherwise specified herein or as the context may otherwise require, the following terms shall have the respective meanings set forth below for all purposes of this Agreement.

          "Assignment" shall mean a written assignment substantially in the form attached as Exhibit A to this Agreement.

          "Closing" shall have the meaning specified in Section 2.3.

          "Contract" shall mean a motor vehicle retail installment sale contract identified on the Contract Schedule (as such contract may be amended, supplemented or otherwise modified and in effect from time to time).

          "Contract Schedule" shall mean the list identifying the Contracts attached as Schedule 1 to this Agreement (which list may be in the form of microfiche or compact disk).

          "Indenture" shall mean the Indenture, dated as of September [__], 1999, between the Trust and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

          "Indenture Trustee" shall mean Bankers Trust Company, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

          "Officer's Certificate" shall mean a certificate signed by the chairman, the president, any executive vice president, vice president or the treasurer of the Seller and delivered to the Purchaser.

          "Owner Trustee" shall mean First Union Trust Company, National Association, a national banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest and any successor trustee under the Trust Agreement.

          "Prospectus" shall have the meaning specified in the Underwriting Agreement.

          "Purchase Price" shall mean $[____________].

          "Purchaser" shall mean CarMax Auto Receivables LLC, a Virginia limited liability company, in its capacity as purchaser of the Contracts under this Agreement, and its successors in such capacity.

          "Relevant UCC" shall mean the Uniform Commercial Code as in effect from time to time in any relevant jurisdiction.

          "Seller" shall mean CarMax Auto Superstores, Inc., a Virginia corporation, in its capacity as seller of the Contracts under this Agreement, and its successors in such capacity.

          "Trust Agreement" shall mean the Trust Agreement, dated as of September [__], 1999, between the Purchaser and the Owner Trustee, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

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          "Underwriting Agreement" shall mean the Underwriting Agreement, dated as of September [__], 1999, between Banc of America Securities LLC, as representative of the several underwriters named therein, and the Purchaser, as the same may be amended, supplemented or otherwise modified and in effect from time to time.


                                   ARTICLE II
                         PURCHASE AND SALE OF CONTRACTS

                  SECTION 2.1.  Purchase and Sale of Contracts.

          (a) On the Closing Date, and simultaneously with the transactions to be consummated pursuant to the Trust Agreement, the Sale and Servicing Agreement and the Indenture, the Seller shall irrevocably sell, transfer, assign and otherwise convey to the Purchaser, without recourse (subject to the obligations herein), all right, title and interest of the Seller, whether now owned or hereafter acquired, in, to and under the following:

               (i) the Contracts;

               (ii) all amounts received on or in respect of the Contracts after the Cutoff Date;

               (iii) the security interests in the Financed Vehicles;

               (iv) any proceeds from claims on or refunds of premiums with respect to physical damage, theft, credit life and credit disability insurance policies relating to the Financed Vehicles or the related Obligors;

               (v) the Contract Files; and

               (vi) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

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          (b) The Seller and the Purchaser intend that the transfer of the
Contracts and the related property contemplated by Section 2.1(a) constitute a sale of the Contracts and such related property, conveying good title to the Contracts and such related property, from the Seller to the Purchaser and that the Contracts and such related property not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. If such transfer is deemed to be a pledge to secure the payment of the Purchase Price, however, the Seller hereby grants to the Purchaser a first priority security interest in all of the Seller's right, title and interest in, to and under the Contracts and such related property, and all proceeds thereof, to secure the payment of the Purchase Price, and in such event, this Agreement shall constitute a security agreement under applicable law.

          SECTION 2.2. Payment of Purchase Price. In consideration for the Contracts and the related property described in Section 2.1(a), the Purchaser shall, on or before the Closing Date, pay to or upon the order of the Seller the Purchase Price. An amount equal to $[____________] of the Purchase Price shall be paid to the Seller in cash. The remainder of the Purchase Price shall be paid by crediting the Seller with a contribution to the capital of the Purchaser.

          SECTION 2.3. The Closing. The sale and purchase of the Contracts shall take place at a closing (the "Closing") at the offices of McGuire, Woods, Battle & Boothe LLP, 901 East Cary Street, Richmond, Virginia 23219 on the Closing Date, simultaneously with the closings under:

               (i) the Sale and Servicing Agreement, pursuant to which the Purchaser will transfer all of its right, title and interest in, to and under the Contracts and the related property described in Section 2.1(a) to the Trust in exchange for the Notes and the Certificates;

               (ii) the Indenture, pursuant to which the Trust will issue the Notes and pledge all of its right, title and interest in, to and under the Trust Property to secure the Notes;

               (iii) the Trust Agreement, pursuant to which the Trust will issue the Certificates; and

               (iv) the Underwriting Agreement, pursuant to which the Purchaser will sell to the underwriters named therein the Notes and the Certificates.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

          SECTION 3.1. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date hereof and as of the Closing Date:

          (a) Organization and Good Standing. The Purchaser has been duly organized and is validly existing as a limited liability company in good standing under the laws of the Commonwealth of Virginia, has the power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted and has the power, authority and legal right to acquire and own the Contracts.

          (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such licenses and approvals would, in the reasonable judgment of the Purchaser, materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

          (c) Power and Authority. The Purchaser has the power and authority to execute, deliver and perform its obligations under this Agreement, and the execution, delivery and performance of this Agreement have been duly authorized by the Purchaser by all necessary limited liability company action.

          (d) Binding Obligation. This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

          (e) No Violation. The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in a breach of any of the material terms and provisions of or constitute (with or without notice or lapse of time or both) a default under the articles of organization or operating agreement of the Purchaser or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Purchaser is a party or by which the Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than pursuant to this Agreement), or violate any law, order, rule or regulation applicable to the Purchaser or its properties of any federal or state regulatory body, court, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or any of its properties.

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          (f) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of the Purchaser, threatened, against the Purchaser before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Purchaser or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that, in the reasonable judgment of the Purchaser, would materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement.

          SECTION 3.2. Representations and Warranties of the Seller.

          (a) The Seller hereby represents and warrants to the Purchaser as of the date hereof and as of the Closing Date:

               (i) Organization and Good Standing. The Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, has the power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted and has the power, authority and legal right to acquire and own the Contracts.

               (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such licenses and approvals would, in the reasonable judgment of the Seller, materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

               (iii) Power and Authority. The Seller has the power and authority to execute, deliver and perform its obligations under this Agreement and the Assignment, and the execution, delivery and performance of this Agreement and the Assignment have been duly authorized by the Seller by all necessary corporate action. The Seller has the power and authority to sell, assign, transfer and convey the Contracts to the Purchaser and has duly authorized such transfer by all necessary corporate action.

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               (iv) Valid Transfer; Binding Obligation. This Agreement and the
     Assignment effect a valid sale, transfer, assignment and conveyance to the Purchaser of the Contracts enforceable against creditors of and purchasers from the Seller. This Agreement and the Assignment constitute legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with their terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

               (v) No Violation. The execution, delivery and performance by the Seller of this Agreement and the Assignment, the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with, result in a breach of any of the material terms and provisions of or constitute (with or without notice or lapse of time or both) a default under the articles of incorporation or bylaws of the Seller or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which the Seller is bound or to which any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than pursuant to this Agreement), or violate any law, order, rule or regulation applicable to the Seller or its properties of any federal or state regulatory body, court, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

               (vi) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of the Seller, threatened, against the Seller before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or the Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Assignment or (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or the Assignment.

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          (b) The Seller makes the following representations and warranties as to the Contracts on which the Purchaser shall be deemed to have relied in accepting the Contracts. The representations and warranties speak as of the execution and delivery of this Agreement, except to the extent otherwise provided, but shall survive the sale, transfer, assignment and conveyance of the Contracts to the Purchaser pursuant to this Agreement, the sale, transfer, assignment and conveyance of the Contracts to the Trust pursuant to the Sale and Servicing Agreement and the pledge of the Contracts to the Indenture Trustee pursuant to the Indenture.

               (i) Characteristics of Contracts. Each Contract (A)has been originated by the Seller in the ordinary course of business in connection with the sale of a new or used motor vehicle and has been fully and properly executed by the parties thereto, (B) has created a valid, binding and enforceable security interest in favor of the Seller in the related Financed Vehicle, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (D) provides for level monthly payments that fully amortize the Amount Financed by maturity (except that the period between the date of such Contract and the first Scheduled Payment may be less than or greater than one month and the amount of the first and last Scheduled Payments may be less than or greater than the level payments) and yield interest at the related APR, (E) provides for, in the event that such Contract is prepaid, a prepayment that fully pays the Principal Balance of such Contract with interest at the related APR through the date of payment, (F) is a retail installment sale contract, (G) is secured by a new or used motor vehicle, (H) is a Simple Interest Contract and (I) relates to an Obligor who has made at least two payments under such Contract as of the Cutoff Date.

               (ii) Contract Schedule. The information set forth in the Contract Schedule was true and correct in all material respects as of the opening of business on the Cutoff Date, and no selection procedures believed to be adverse to the Purchaser were utilized in selecting the Contracts from those retail installment sale contracts which met the criteria contained herein. The information set forth in the compact disk or other listing regarding the Contracts made available to the Purchaser and its assigns (which compact disk or other listing is required to be delivered as specified herein) is true and correct in all material respects.

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               (iii) Compliance with Law. Each Contract and the sale of the related Financed Vehicle complied, at the time such Contract was originated and complies, as of the Closing Date, in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Credit Billing Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B, M and Z, the Soldiers' and Sailors' Civil Relief Act of 1940 and state adaptations of the Uniform Consumer Credit Code.

               (iv) Binding Obligation. Each Contract represents the genuine, legal, valid and binding payment obligation in writing of the related Obligor, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

               (v) No Government Obligor. No Contract is due from the United States of America or any state thereof or from any agency, department or instrumentality of the United States of America or any state thereof.

               (vi) Security Interest in Financed Vehicles. Immediately prior to the transfer of the Contracts by the Seller to the Purchaser, each Contract was secured by a valid, binding and enforceable first priority perfected security interest in favor of the Seller in the related Financed Vehicle and, at such time as enforcement of such security interest is sought, there shall exist a valid, binding and enforceable first priority perfected security interest in such Financed Vehicle for the benefit of the Purchaser or its assigns (subject to any statutory or other lien arising by operation of law after the Closing Date which may be prior to such security interest).

               (vii) Contracts in Force. No Contract has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released in whole or in part from the Lien granted by the related Contract.

               (viii) No Waiver. No provision of a Contract has been waived in such a manner that such Contract fails to meet all of the representations and warranties made by the Seller in this Section 3.2(b) with respect thereto.

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               (ix) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Contract.

               (x) No Liens. To the best of the Seller's knowledge, no liens or claims have been filed for work, labor or materials relating to any Financed Vehicle that are prior to, or equal or coordinate with, the security interest in such Financed Vehicle created by the related Contract.

               (xi) No Default; Repossession. No default, breach, violation or event permitting acceleration under the terms of any Contract has occurred, no continuing condition that with notice or the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Contract has arisen and no Financed Vehicle has been repossessed as of the Cutoff Date.

               (xii) Title. The Seller intends that the transfer of the Contracts contemplated by Section 2.1(a) constitute a sale of the Contracts from the Seller to the Purchaser and that the beneficial interest in, and title to, the Contracts not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. The Seller has not sold, transferred, assigned or pledged any Contract to any Person other than the Purchaser. Immediately prior to the transfer of the Contracts contemplated by Section 2.1(a), the Seller had good and marketable title to the Contracts free and clear of all Liens, encumbrances, security interests and rights of others and, immediately upon such transfer, the Purchaser shall have good and marketable title to the Contracts, free and clear of all Liens, encumbrances, security interests and rights of others. The transfer of the Contracts contemplated by Section 2.1(a) has been perfected by all necessary action under the Relevant UCC.

               (xiii) Valid Assignment. No Contract has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, assignment and conveyance of such Contract under this Agreement or the pledge of such Contract under the Indenture is unlawful, void or voidable. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of the Contracts.

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               (xiv) All Filings Made. All filings (including, without
     limitation, filings under the Relevant UCC) necessary in any jurisdiction to give the Purchaser a first priority perfected security interest in the Contracts have been made or will be made on or prior to the Closing Date.

               (xv) Chattel Paper. Each Contract constitutes "chattel paper" as defined in the Relevant UCC.

               (xvi) One Original. There is only one original executed copy of each Contract.

               (xvii) Principal Balance. Each Contract had an original Principal Balance of not more than $50,000 and a remaining Principal Balance as of the Cutoff Date of not less than $500.

               (xviii) No Bankrupt Obligors. As of the Cutoff Date, no Contract was due from an Obligor that was the subject of a proceeding under the Bankruptcy Code of the United States or was bankrupt.

               (xix) New and Used Vehicles. As of the Cutoff Date, approximately [__]% of the Pool Balance related to Contracts secured by new Financed Vehicles and approximately [__]% of the Pool Balance related to Contracts secured by used Financed Vehicles.

               (xx) Origination. Each Contract was originated after [___________], 19[__].

               (xxi) Term to Maturity. Each Contract had an original term to maturity of not more than 72 months and not less than 12 months and a remaining term to maturity as of the Cutoff Date of not more than 70 months and not less than three months.

               (xxii) Weighted Average Maturity. The weighted average remaining term to maturity of the Contracts as of the Cutoff Date was [____] months.

               (xxiii) Annual Percentage Rate. Each Contract has an APR of at least 5% and not more than 25%.

               (xxiv) Location of Contract Files. The Contract Files are maintained at the location listed in Schedule 2 to this Agreement.

               (xxv) Simple Interest Method. All payments with respect to the Contracts have been allocated consistently in accordance with the Simple Interest Method.

               (xxvi) No Delinquent Contracts. As of the Cutoff Date, no Contract was 30 or more days past due.

               (xxvii) Prospectus Data. The tabular and numerical data contained in the Prospectus relating to the characteristics of the Contracts is true and correct in all material respects.

               (xxviii) Insurance. The Seller, in accordance with its customary procedures, has determined whether or not each Obligor has obtained physical damage insurance (which insurance shall not be force placed insurance) covering the related Financed Vehicle.


                                   ARTICLE IV
                                   CONDITIONS

          SECTION 4.1. Conditions to Obligation of the Purchaser. The obligation of the Purchaser to purchase the Contracts for the Seller on the Closing Date is subject to the satisfaction of the following conditions:

               (i) Representations and Warranties True. The representations and warranties of the Seller contained herein shall be true and correct on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or before the Closing Date.

               (ii) Computer Files Marked. The Seller shall, at its own expense, on or before the Closing Date, indicate in its computer files that the Contracts have been sold to the Purchaser pursuant to this Agreement and deliver to the Purchaser the Contract Schedule certified by an officer of the Seller to be true, correct and complete.

               (iii) Execution of Assignment. The Seller shall, on or before the Closing Date, execute and deliver the Assignment.

               (iv) Evidence of UCC Filing. The Seller shall record and file, at its own expense, on or within ten (10) days after the Closing Date, a UCC-1 financing statement in each jurisdiction in which such filing is required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser or secured party, naming the Contracts and the related property described in Section 2.1(a) as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of the Contracts to the Purchaser. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filing, to the Purchaser within ten (10) days after the Closing Date.

               (v) Other Documents. The Seller shall have delivered to the Purchaser such other documents as the Purchaser may reasonably request.

               (iv) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement, the Indenture, the Trust Agreement and the Underwriting Agreement shall be consummated on the Closing Date.

          SECTION 4.2. Conditions to Obligation of the Seller. The obligation of the Seller to sell the Contracts to the Purchaser on the Closing Date is subject to the satisfaction of the following conditions:

               (i) Representations and Warranties True. The representations and warranties of the Purchaser contained herein shall be true and correct on the Closing Date with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder on or before the Closing Date.

               (ii) Purchase Price. The Purchaser shall have delivered to the Seller, on or before the Closing Date, the Purchase Price as provided in
     Section 2.2.


                                    ARTICLE V
                             COVENANTS OF THE SELLER

          The Seller agrees with the Purchaser as follows; provided, that to the extent that any provision of this Article V conflicts with any provision of the Sale and Servicing Agreement, the Sale and Servicing Agreement shall govern:

          SECTION 5.1. Protection of Right, Title and Interest.

          (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Purchaser in the Contracts and the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above as soon as available following such filing.

          (b) The Seller shall not change its name, identity or corporate structure in any manner that would make any financing statement or continuation statement filed by the Seller in accordance with Section 5.1(a) seriously misleading within the meaning of Section 9-402(7) of the Relevant UCC, unless it shall have given the Purchaser at least sixty (60) days' prior written notice thereof and shall have promptly filed such amendments to previously filed financing statements or continuation statements or such new financing statements as may be necessary to continue the perfection of the interest of the Purchaser in the Contracts and the proceeds thereof.

          (c) The Seller shall give the Purchaser at least sixty (60) days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the Relevant UCC would require the filing of any amendment to any previously filed financing statement or continuation statement or of any new financing statement and shall promptly file any such amendment, continuation statement or any new financing statement. The Seller shall at all times maintain each office from which it shall service Contracts, and its principal executive office, within the United States of America.

          (d) The Seller shall maintain accounts and records as to each Contract accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Contract, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Contract.

          (e) The Seller shall maintain its computer systems so that, from and after the time of the transfer of the Contracts to the Purchaser pursuant to this Agreement, the Seller's master computer records (including any back-up archives) that refer to a Contract shall indicate clearly that such Contract is owned by the Purchaser (or, upon transfer of the Contracts to the Trust, by the Trust). Indication of the Purchaser's ownership of a Contract shall be deleted from or modified on the Seller's computer systems when, and only when, such Contract shall have been paid in full or repurchased by the Seller.

          (f) If at any time the Seller shall propose to sell, grant a security interest in or otherwise transfer any interest in any motor vehicle retail installment sale contract to any prospective purchaser, lender or other transferee, the Seller shall give to such prospective purchaser, lender or other transferee computer tapes, compact disks, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Contract, shall indicate clearly that such Contract has been sold and is owned by the Purchaser (or, upon transfer of the Contracts to the Trust, the Trust), unless such Contract has been paid in full or repurchased by the Seller.

          (g) The Seller shall permit the Purchaser and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Seller's records regarding any Contract.

          (h) Upon request, the Seller shall furnish to the Purchaser, within ten (10) Business Days, a list of all Contracts (by contract number and name of Obligor) then owned by the Purchaser, together with a reconciliation of such list to the Contract Schedule.

          SECTION 5.2. Other Liens or Interests. Except for the conveyances hereunder, the Seller shall not sell, pledge, assign or transfer any Contract to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and the Seller shall defend the right, title, and interest of the Purchaser in, to and under the Contracts against all claims of third parties claiming through or under the Seller.

          SECTION 5.3. Costs and Expenses. The Seller shall pay all reasonable costs and expenses incurred in connection with the perfection of the Purchaser's right, title and interest in, to and under the Contracts.

          SECTION 5.4. Indemnification.

          (a) The Seller shall indemnify, defend and hold harmless the Purchaser from and against all costs, expenses, losses, claims, damages and liabilities arising out of or resulting from the failure of a Contract to be originated in compliance with all requirements of law and for any breach of any of the Seller's representations and warranties contained herein.

          (b) The Seller shall indemnify, defend and hold harmless the Purchaser from and against all costs, expenses, losses, claims, damages and liabilities arising out of or resulting from the use, ownership or operation by the Seller or any Affiliate of the Seller of a Financed Vehicle.

          (c) The Seller shall indemnify, defend and hold harmless the Purchaser from and against any taxes that may at any time be asserted against the Purchaser with respect to, and as of the date of, the transfer of the Contracts pursuant to this Agreement, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to ownership of the Contracts or federal or other Applicable Tax State income taxes arising out of the transactions contemplated by this Agreement), and all costs and expenses in defending against such taxes.

          (d) The Seller shall indemnify, defend and hold harmless the Purchaser from and against any loss, liability or expense incurred by reason of the Seller's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement or by reason of a reckless disregard of its obligations and duties under this Agreement.

          (e) The Seller shall indemnify, defend and hold harmless the Purchaser from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance by the Seller, in its capacity as servicer, of its obligations and duties under the Sale and Servicing Agreement, except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the Purchaser's willful misfeasance, bad faith or gross negligence (other than errors in judgment).

          SECTION 5.5. Sale. The Seller agrees to treat the transfer of the Contracts and the related property contemplated by Section 2.1(a) for all purposes (including, without limitation, tax and financial accounting purposes) as an absolute transfer on all relevant books, records, tax returns, financial statements and other applicable documents.


                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

          SECTION 6.1. Obligations of Seller. The obligations of the Seller under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Contract.

          SECTION 6.2. Repurchase of Contracts. If any representation or warranty of the Seller contained in Section 3.2(b) shall be breached or shall fail to be true, and such breach or failure shall not have been cured by the close of business on the last day of the Collection Period which includes the thirtieth (30th) day after the date on which the Seller becomes aware of, or receives written notice from the Purchaser, the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders of, such breach or failure, and such breach or failure materially and adversely affects the interest of the Purchaser or the Trust in a Contract, the Seller shall repurchase such Contract from the Purchaser or the Trust on the Payment Date immediately following such Collection Period. In consideration of the repurchase of a Contract hereunder, the Seller shall remit the Purchase Amount of such Contract to the Purchaser or the Trust, as applicable. The sole remedy of the Purchaser, the Trust, the Indenture Trustee, the Owner Trustee, the Noteholders and the Certificateholders with respect to a breach or failure to be true of the representations and warranties made by the Seller pursuant to Section 3.2(b) shall be to require the Seller to repurchase Contracts pursuant to this Section 6.2.

          SECTION 6.3. Purchaser's Assignment of Repurchased Contracts. If the Seller repurchases a Contract pursuant to Section 6.2, the Purchaser shall assign, without recourse, representation or warranty, to the Seller all the Purchaser's right, title and interest in, to and under such Contract and all security and documents relating thereto.

          SECTION 6.4. Related Transactions.

          (a) The Seller acknowledges that the Purchaser will, pursuant to the Sale and Servicing Agreement, sell, transfer, assign and convey the Contracts to the Trust on the Closing Date and assign its rights under this Agreement to the Owner Trustee for the benefit of the Noteholders, the Certificateholders and the Insurer. The Seller acknowledges that the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including, without limitation, under Sections 6.2 and 6.3, are intended to benefit the Trust, the Noteholders, the Certificateholders and the Insurer. The Seller hereby consents to such transfer and assignment.

          (b) The Seller acknowledges that the Trust will, pursuant to the Indenture, pledge the Contracts and its rights under this Agreement to the Indenture Trustee for the benefit of the Noteholders and the Insurer. The Seller acknowledges that the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement, including, without limitation, under Sections 6.2 and 6.3, are intended to benefit the Noteholders and the Insurer. The Seller hereby consents to such pledge.

          SECTION 6.5. Amendment. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Seller and the Purchaser; provided, however, that any such amendment that materially adversely affects the rights of the Noteholders or the Certificateholders under the Indenture, the Sale and Servicing Agreement or the Trust Agreement must be consented to by the Holders of Notes evidencing not less than 51% of the Note Balance and the Holders of Certificates evidencing not less than 51% of the Certificate Balance; and, provided further, that no amendment to this Agreement shall be effective without the consent of the Insurer, unless an Insurer Default shall have occurred and be continuing, if such proposed amendment would reasonably be expected to have a material adverse effect on the rights of the Insurer.

          SECTION 6.6. Accountants' Letters.

          (a) The Seller shall cause a firm of independent certified public accountants (who may also render other services to the Seller) to perform certain procedures regarding the characteristics of the Contracts described in the Contract Schedule and to compare those characteristics to the information with respect to the Contracts contained in the Prospectus. The Seller shall cooperate with the Purchaser and such accountants in making available all information and taking all steps reasonably necessary to permit such accountants to complete such procedures and to deliver the letters required of them under the Underwriting Agreement.

          (b) The Seller shall cause a firm of independent certified public accountants (who may also render other services to the Seller) to deliver to the Purchaser a letter, dated the date of the Prospectus, in the form previously agreed to by the Seller and the Purchaser, with respect to the financial and statistical information contained in the Prospectus under the captions "Delinquency Experience" and "Credit Loss Experience" and with respect to such other information as may be agreed in the forms of such letters.

          SECTION 6.7. Notices. All demands, notices and other communications under this Agreement shall be in writing, personally delivered, sent by telecopier, overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (i) in the case of the Seller, at the following address: 4900 Cox Road, Glen Allen, Virginia 23060, Attention: Treasury Department, and (ii) in the case of the Purchaser, at the following address: 4900 Cox Road, Glen Allen, Virginia 23060,
Attention: Treasury Department.

          SECTION 6.8. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION 6.9. Costs and Expenses. The Seller shall pay all expenses incident to the performance of its obligations under this Agreement and all reasonable out-of-pocket costs and expenses of the Purchaser, excluding fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in, to and under the Contracts and the enforcement of any obligation of the Seller hereunder.

          SECTION 6.10. Representations of Seller and Purchaser. The respective agreements, representations, warranties and other statements by the Seller and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and shall survive the Closing.


          SECTION 6.11. Confidential Information. The Purchaser shall not use or disclose to any Person the names and addresses of the Obligors, except in connection with the enforcement of the Purchaser's rights hereunder, under the Contracts, under the Sale and Servicing Agreement or as required by law.

          SECTION 6.12. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

          SECTION 6.13. Agreements of Purchaser.

          (a) The Purchaser will not commingle any of its assets with those of the Seller or the ultimate parent of the Purchaser.

          (b) The Purchaser will maintain separate limited liability company records and books of account from those of the Seller or the ultimate parent of the Purchaser.

          (c) The Purchaser will conduct its business from an office separate from the Seller or the ultimate parent of the Purchaser.

          SECTION 6.14. No Bankruptcy Petition. The Seller covenants and agrees that, prior to the date which is one year and one day after the payment in full of all securities issued by the Purchaser or by a trust for which the Purchaser was the depositor, which securities were rated by any nationally recognized statistical rating organization, it will not institute against, or join any other Person in instituting against, the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or any other proceeding under any federal or state bankruptcy or similar law.

          SECTION 6.15. Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                                        CARMAX AUTO SUPERSTORES, INC.,
                                        as Seller


                                        By:________________________________
                                        Name:
                                        Title:


                                        CARMAX AUTO RECEIVABLES LLC,
                                        as Purchaser


                                        By:________________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT A

                               FORM OF ASSIGNMENT

          For value received, in accordance with the Purchase Agreement dated as of September [__], 1999, between the undersigned and CARMAX AUTO RECEIVABLES LLC (the "Purchaser") (as amended, supplemented or otherwise modified and in effect from time to time, the "Purchase Agreement"), the undersigned does hereby sell, assign, transfer and otherwise convey unto the Purchaser, without recourse (subject to the obligations in the Purchase Agreement), all right, title and interest of the undersigned, whether now owned or hereafter acquired, in, to and under the following:

               (i) the Contracts;

               (ii) all amounts received on or in respect of the Contracts after the Cutoff Date;

               (iii) the security interests in the Financed Vehicles;

               (iv) any proceeds from claims on or refunds of premiums with respect to physical damage, theft, credit life and credit disability insurance policies relating to the Financed Vehicles or the related Obligors;

               (v) the Contract Files; and

               (vi) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

          The foregoing sale does not constitute and is not intended to result in any assumption by the Purchaser of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the Contracts, the related Contract Files, any insurance policies or any agreement or instrument relating to any of them. This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Purchase Agreement and is to be governed by the Purchase Agreement. All capitalized terms used but not defined in this Assignment shall have the respective meanings set forth in, or incorporated by reference into, the Purchase Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of September [__], 1999.

                                             CARMAX AUTO SUPERSTORES, INC.


                                             By:________________________________
                                             Name:
                                             Title:

                                   Schedule 1
                                Contract Schedule
                                -----------------

                                   Schedule 2
                           Location of Contract Files
                           --------------------------

225 Chastain Meadows Court
Kennesaw, Georgia  30144